                                                                 EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11585

BioTransplant Incorporated                              JUDGE: CJK
          Debtor-in-Possession.

--------------------------

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING June 30, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing June 1, 2003 and ending June 30, 2003 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 7/16/03                        DEBTOR(S)-IN-POSSESSION

                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                           (Signature)


                                     -----------------------------------------
                                           (Signature)

                                     Name & Title:  Donald B. Hawthorne
                                                    PRESIDENT & CEO
                                                    --------------------------
                                                       (Print or type)

                                     Address: 196 Boston Ave., Suite 2800
                                              Medford, MA 02155

                                     Telephone No.:  781-393-7651

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        BIOTRANSPLANT INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11585

MONTH OF:         June 30, 2003

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due              Paid
     --------------                               -----         ---         ---              ----
     Donald B. Hawthorne                      $ 37,762.50    $ 24,614.94                    $ 13,147.56
       -President & CEO

     First quarter payroll tax
       adjustment, payment                                                                  $  5,524.53


     TOTAL EXECUTIVE PAYROLL:___________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? /X/ YES.
                Are payments current? YES. *If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                Policies remain same as reported in initial debtor report.

                *Based on late notices received

                                                                            Date
                     Carrier           Coverage             Expiration    Premium Coverage
     Type             Name        Amount      Policy #   Date        Amounts Pd. Thru
     ----            -------      ------      --------   ----        ----------------
     Homeowners     _______________________________________________________________________

     Rental Property_______________________________________________________________________

     Liability      _______________________________________________________________________

     Vehicle        _______________________________________________________________________

     Workers
     Compensation   _______________________________________________________________________

     Other          Directors and officers liability insurance coverage renewed in May 03, finalized and paid in June 03. Please see attached.

                                                           ATTACHMENT 1 (PAGE 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER:    03-11585

MONTH OF:       June 30, 2003

3.   BANK ACCOUNTS - Please see attached sheet

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name                 _________   _________   _________   _________   _________

     Account#                  _________   _________   _________   _________   _________

BEGINNING BOOK BALANCE         _________   _________   _________   _________   _________

     PLUS: Deposits            _________   _________   _________   _________   _________

     LESS: Disbursements       _________   _________   _________   _________   _________

     Other:                    _________   _________   _________   _________   _________
      Transfers In (Out)

     ______________________    _________   _________   _________   _________   _________

ENDING BOOK BALANCE            _________   _________   _________   _________   _________

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary). - none

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.):

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

Case Name      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION      ATTACHMENT 1
Case Number    03-11585 CJK
Month of:      June 30, 2003

                                                            BTI_DIP Accounts
                                                            -------------------
                                     Operating Account      Flexible Spending      Payroll Account
Bank Name                            Fleet National Bank    Fleet National Bank    Fleet National Bank           TOTAL
Account No.                             94292-73926           94192-73897             94292-73818

Beginning Book Balance     6/1/03    $    2,699,854         $         736          $            -            $    2,700,591

Plus Deposits   Deposits             $      158,077
                Int. Income
Less Disbursements                   $     (358,053)        $         -

May Payroll                          $      (38,182)                               $       38,182
                                                                                   $      (38,182)

Transfers

                                     --------------------------------------------------------------------------------------
Outstanding Checks-
Ending Balance            30-June-03 $    2,461,627         $         736  $   -   $            -   $    -   $    2,462,363
                                     ======================================================================================
Ending Book balance                  $    2,461,627         $         533                                    $    2,462,120
                                     --------------------------------------------------------------------------------------
                                                                   (B)


NOTE: BioTransplant Incorporated instructed its banks to close all accounts and establish new ones per the court instructions.

NOTE: On the petition date, the debtor asked Fleet National Bank to establish three new accounts. Fleet National Bank did establish three new accounts for BioTransplant, however, they did not transfer the sum from our pre-petition accounts to the Debtor in Possession accounts. Per Fleet's internal Procedures, the accounts were not immediately closed, but were frozen as of the petition date so that no checks or other obligations could clear. Finally, on April 3, 2003, the pre-petition accounts were all closed and the funds were moved into the Debtor-in-Possession accounts

(A) Disbursements from the Flexible spending account represents fees for issuance of new checks and are to be funded from the pre-petition flexible spending balance.
(B) The net variance in the Flexible spending account is due to unreconciled difference which existed pre-petition

                                                                      FORM OPR-1

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS

CASE NUMBER : 03-11585                             MONTH ENDED: 6/30/03

Please see attached

                                          FILING
                                            DATE     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's Treasury bills, etc.)             _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS
CASE NUMBER: 03-11585                              MONTH ENDED: 5/31/03

     Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES(OPR-4)            -0-     _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

CASE NAME    BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211585 CJK
                 JUNE 30, 2003

CASE NAME    ELIGIX INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211584 CJK

While the cases for Bankruptcy purposes are separate, BioTransplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               MARCH 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,521,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               16,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767           25,915
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                          Retained Earnings                                                                                  -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Adj. to RE pre-petition
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,851,587        2,052,681        6,798,906
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     16,048,922   $    2,089,110       13,959,812
                                                                            ==================================================

                                                                                               APRIL 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               15,593,473        1,968,110       13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243          364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                    Through Filing Date                                        (153,252,212)                     (153,252,212)
                    Adj. to RE pre-petition                                         174,203                           174,203
                    Post Filing Date                                               (963,134)               -         (827,892)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                2,059,448       (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               MAY 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $ 2,700,387
       Accounts Receivable                                                           250,372           11,900       238,472
       Less allowances for DA                                                              -                              -
       Inventory at Cost                                                             507,475                -       507,475
       Prepaid Expenses and Deposits                                                 229,996                        229,996
       Investments                                                                         -                              -
       Other                                                                                                              -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900     3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                      7,388,148
           Eligix Assets                                                           1,949,210        1,949,210             -
           Less Accumulated Depreciation                                          (6,172,494)                    (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210     1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000             -
           Intangible Assets                                                       6,142,856                      6,142,856(A)
           Goodwill                                                                2,621,187                      2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110    13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388       733,849
       Pre-Petion Liabilities                                                                                             -
           Priority Debt                                                              11,805                         11,805(D)
           Secured Debt                                                                    -           11,553             -(C)
           Unsecured Debt                                                          1,255,199           18,109     1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                        893,130(B)
           Unsecured Debt-received post 2/27/03                                       15,447                         15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662     2,145,919
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                      4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050     7,687,141
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                    (851,412)                      (851,412)(E)
           Preferred Stock                                                                 -                              -
           Common Stock                                                              256,184                        256,184
           Paid in Capital                                                       162,878,881                    162,878,881
           Retained Earnings                                                                                              -
                    Through Filing Date                                         (153,252,212)                  (153,252,212)(A)
                    Adj. to RE pre-petition                                          160,815                        160,815 (F)
                    Post Filing Date                                              (1,299,310)               -    (1,163,922)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                 2,059,448       (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date                                 (135,388)            -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061     5,968,885
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110   $13,656,027
                                                                            ==================================================

                                                                                               JUNE 30, 2003
                                                                            CONSOLIDATED BTI           ELIGIX   BTI ONLY
       Cash                                                                 $      2,462,160                    $ 2,462,160
       Accounts Receivable                                                           179,795           11,900       167,895
       Less allowances for DA                                                              -                              -
       Inventory at Cost                                                             507,475                -       507,475
       Prepaid Expenses and Deposits                                                 213,445                        213,445
       Investments                                                                         -                              -
       Other                                                                                                              -
                                                                                                                          -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,362,875           11,900     3,350,975

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                      7,388,148
           Eligix Assets                                                           1,949,210        1,949,210             -
           Less Accumulated Depreciation                                          (6,172,494)                    (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210     1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000             -
           Intangible Assets                                                       6,142,856                      6,142,856(A)
           Goodwill                                                                2,621,187                      2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,298,782        1,968,110    13,330,672
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        700,333   $       17,430       682,803
       Pre-Petion Liabilities                                                                                             -
           Priority Debt                                                              11,805                         11,805(D)
           Secured Debt                                                                    -           11,553             -(C)
           Unsecured Debt                                                          1,256,199           18,109     1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                        893,130(B)(F)
           Unsecured Debt-received post 2/27/03                                       21,526                -        21,526
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,181,660           29,662     2,151,998
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                      4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,689,366           47,092     7,642,274
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                    (851,412)                      (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,241                        266,241
           Paid in Capital                                                       162,879,450                    162,879,450
           Retained Earnings                                                                                              -
               Through Filing Date                                              (153,252,212)                  (153,252,212)(A)
               Adj. to RE pre-petition                                               154,736                        154,736(F),(F1)
               Post Filing Date                                                   (1,577,367)               -     1,438,967
               ELIGIX Unadj. Retained Earnings - at Filing Date                            -        2,059,448    (2,059,448)
               ELIGIX Unadj. Retained Earnings - Post Filing Date                                    (138,430)            -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,609,416        1,921,016     5,686,398
                                                                            --------------------------------------------------
                                                                                           -                              -
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,298,782   $    1,968,110   $13,330,672
                                                                            ==================================================

       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of May 28, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

                                                                      FORM OPR-3

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION   SUMMARY ACCOUNTS RECEIVABLE


CASE NUMBER:  03-11585                              MONTH ENDED: 6/30/03

                                                          0-30         31-60          61-90         OVER
                                            TOTAL         DAYS         DAYS           DAYS        90 DAYS
DATE OF FILING: 2/27/03                  $  445,958    __________    __________    __________   $  445,958

 Allowance for doubtful accounts           (190,578)   (_________)   (_________)   (_________)    (190,578)

MONTH: 3/31/03                           $  239,250    __________    __________    __________   $  239,250*

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

        *allowance for doubtful accounts listed as of filing have been re-classified as collectable as a result of developments in chapter 11.

MONTH: 4/30/03                          $   238,472    __________    __________    __________  $   238,472(1)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

(1) Pre-petition item booked as receivable when it should have been expensed.

MONTH: 5/31/03                          $   238,472    __________    __________    __________  $   238,472

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 6/30/03                          $   167,895    __________    __________    __________  $   167,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________     __________    __________    __________   __________    _________




 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: BIOTRANSPLANT INC. DIP.         SCHEDULE OF POST PETITION LIABILITIES

CASE NUMBER: 03-11585                      MONTH ENDED: 6/30/2003

                                     DATE       DATE       TOTAL      0-30      31-60      61-90       OVER
                                   INCURRED     DUE         DUE       DAYS       DAYS       DAYS     90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax                    ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        6/30/03    ________  $ 682,903   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________  $ 682,903   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  BIOTRANSPLANT INC. DIP                    INCOME STATEMENT

CASE NUMBER: 03-11585                                 MONTH ENDED   6/30/03

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other:______________              ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)*    ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      FORM OPR-5

CASE NAME       BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER     03-11585 CJK
                INCOME STATEMENT

MONTH ENDED     JUNE 30, 2003

                                                            March 31, 2003      April 30, 2003      May 31, 2003    June 30, 2003
Net Revenue                                                 $            -      $            -    $        8,330    $  0

Cost of Goods Sold
                  Materials
                  Labor-Direct
                  Manufacturing OH
                  Total Cost of Goods Sold

Gross Profit                                                             -                   -                 -

Operating Expenses

                  Selling and Marketing                                  -                   -                 -
                  General and Administrative                       174,125             652,263(A)        344,361      275,035
                  Other

                  Total Operating Expenses                         174,125             652,263           344,361(B)   275,035

INCOME BEFORE INTEREST, DEPRECIATION, TAXES
 OR EXTRAORDINARY EXPENSES                                         174,125(A)          652,263           344,361      275,035

Interest Expense                                                         -               2,816                 -

Depreciation                                                             -                   -                 -             (B)

Income Tax Expense (Benefit)                                             -                   -                 -

Extraordinary Income(Expense)                                            -                   -                 -

Interest Income                                                      1,038                 273                 -
                                                            --------------      --------------    --------------    ---------
Net Income (Loss)                                           $     (173,086)     $     (654,805)   $     (336,031)   $(275,035)
                                                            ==============      ==============    ==============    =========

(A) Includes legal expenses of approximately $444,000 of which approximately $316,000 was due and payable ($120,000 to Cohn Khoury Madoff and Whitsell, $137,000 to Hale and Dorr, $43,000 to Goodwin Proctor, $16,000 to Carella Byrne).

(B) As of June 30, 2003, BioTransplant Incorporated has not closed its December 31, 2002 accounting records.


The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME:     BIOTRANSPLANT INCORPORATED  STATEMENT OF SOURCES AND USES OF CASH
               DIP
                                           MONTH ENDED: 6/30/03
CASE NUMBER:   03-11585

PLEASE SEE ATTACHED


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

   Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH (A)      ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

   Inventory                       ________   ________   ________   ________   ________   ________   ________   _______   _______

   Prepaid Expenses & Deposits     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Property, Plant & Equipment     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Other                           ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH (B)       ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER      03-11585 CJK

                      STATEMENT OF SOURCES AND USES OF CASH

MONTH ENDED MAY 31, 2003

                                                          MARCH 31, 2003    APRIL 30, 2003      MAY 31, 2003     JUNE 30, 2003
SOURCES OF CASH
             Income(Loss) From Operations                  $    (173,087)    $    (654,805)    $    (336,031)         (275,035)
             Add: Depreciation, Amortization & Other               5,287            24,445            20,386            20,301
             Non-Cash Items                                                          1,478                 -
                                                                                     2,803
OPERATIONS
  Add:       Decrease in Assets:
             Accounts Receivable                                 255,379                 -                 -            70,577
             Inventory                                                 -                 -                 -
             Prepaid Expenses & Deposits                           7,050           125,000
             Property, Plant and Equipment                             -                 -
             Other                                                     -            13,828

             Increase in Liabilities
             Pre-Petition Liabilities                                  -                 -(A)              -                  (C)
             Post Petition Liabilities                            25,915           338,581           369,353
             Other: Exercise of options                                                                                    626

             TOTAL SOURCES OF CASH (A)                           120,544          (148,670)           53,708          (183,531)

USES OF CASH
             Increase in Assets:
             Accounts Receivable                                       -                 -                 -
             Inventory                                                 -                 -                 -
             Prepaid Expenses & Deposits                               -            15,183           161,014             3,750
             Property, Plant and Equipment
             Other                                                     -                 -                 -

             Decrease in Liabilities
             Pre-Petition Liabilities                                  -            17,152(B)          2,658
             Post Petition Liabilities                                 -             1,072                              50,946

             TOTAL USES OF CASH (B)                                    -            33,407           163,672            54,696

NET SOURCE (USE) OF CASH (A-B=NET)                         $     120,544     $    (182,077)    $    (109,964)         (238,227)

CASH-BEGINNING BALANCE                                     $   2,871,884     $   2,992,428     $   2,810,351       $  2,700,837
CASH-ENDING BALANCE                                        $   2,992,428     $   2,810,351     $   2,700,387       $  2,462,160

(A) Increase of $833 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(B) Decrease of $107,000 and $67,000 in pre-petition accrued liabilities is offset against beginning retained earnings balance as it relates to expenses to have been offset during pre-petition (prior to 2/27/03) period. Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(C) Increase of $6,079 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

       BINDER FOR DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

Pending the issuance of a Policy in the form described below, Monitor Liability Managers, Inc. ("Monitor") on behalf of Carolina Casualty Insurance Company, binds coverage as described below, effective May 07, 2003:

COMPANY:                       BioTransplant Incorporated

BINDER NUMBER:                 1347564

BINDER PERIOD:                 May 07, 2003 to June 7, 2003

------------------------------------------------------------------------------------------
POLICY PERIOD:                 May 7, 2003 to May 7, 2004

AGGREGATE LIMIT OF LIABILITY:  $5,000,000

RETENTIONS:                    None/$0/$250,000/$0/$100,000
                               (REFER TO ITEM 4 OF THE DECLARATIONS)

PREMIUM:                       $161,563

CONTINUITY DATES:              Coverages A. and B. 2:                     March 20, 1990
                               Coverage B. 1.:                            March 20, 1990
                               Outside Entity Coverage:                   March 20, 1990
------------------------------------------------------------------------------------------

ANY COVERAGE PROVIDED BY THIS BINDER IS SUBJECT TO THE FOLLOWING CONDITIONS
PRECEDENT:

RECEIPT, REVIEW AND UNDERWRITING ACCEPTANCE OF A PROPERLY COMPLETED, SIGNED AND CURRENTLY DATED CAROLINA CASUALTY INSURANCE COMPANY RENEWAL PROPOSAL FORM FOR DIRECTORS' AND OFFICERS' LIABILITY INSURANCE (DO 21515).

PAYMENT OF THE APPROPRIATE PREMIUM.

A copy of the Proposal Forms and a specimen copy of the Policy Form can be downloaded from our website at www.monitorliability.com.

As insurance is a regulated industry, any person transacting business with Monitor must hold a valid license and company appointment in the applicable writing company.

BioTransplant Incorporated
Building 75, 3rd Avenue
Charlestown Navy Yard                                 Thursday, May 08, 2003
Charlestown, MA 02129                                            Page 1 of 3

     BINDER FOR DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

POLICY FORM DO 21200 7/96 WITH THE FOLLOWING ENDORSEMENTS:

211106     BIO Alliance Endorsement                        Modifies the Policy to provide additional
                                                           coverage to the BIO Program.
-----------------------------------------------------------------------------------------------------------------------
217011     Addition to Section VII, Notice of              Adds an additional paragraph to section VII. of the Policy.
           Claim and Multiple Claims

           7.5% Renewal Credit
-----------------------------------------------------------------------------------------------------------------------
213042     Modification to Section III, SEC                Modifies section III. of the Policy to include coverage
           Administrative Proceeding with Retenti          for administrative proceedings brought by the SEC with the
           $250,000 Retention                              addition of a specific Retention.
-----------------------------------------------------------------------------------------------------------------------
215066     Modification Section V.E. Delete                Deletes section V.E. of the Policy.
           No Liability Extension.
-----------------------------------------------------------------------------------------------------------------------
214302     Addition to Section IV. Prior and Pending       Excludes coverage for Loss arising out of any litigation
           Litigation Exclusion                            which occurred prior to a specific date with respect to any additional Limit of Liability

           $3M xs $2M. 5/7/97
-----------------------------------------------------------------------------------------------------------------------
214201     Addition to Section IV. Nuclear Energy          Excludes coverage for Loss arising out of the hazardous
           Liability Exclusion                             properties of nuclear materials.
-----------------------------------------------------------------------------------------------------------------------
214162     Addition to Section IV. Failure to              Excludes coverage for Loss arising out of any failure to
           Effect/Maintain Insurance Exclusion             effect and maintain insurance and/or adequate insurance.
-----------------------------------------------------------------------------------------------------------------------
213049     Modification to Section III.A.                  Modifies section III. to include coverage for any proceeding
           Definition of Claim for FDA Proceedings         initiated by the FDA, as described in the endorsement.
-----------------------------------------------------------------------------------------------------------------------
212024     Modification to Section II. Extended            Amends the Extended Reporting Period in section II. of the
           Reporting Period                                Policy to allow an optional extended reporting period as well as alternative premium percentages.

           200%, 12 months, 15 days to elect
-----------------------------------------------------------------------------------------------------------------------
214402     Addition to Section IV. Copyright               Excludes coverage for Loss arising out of any infringement
           Patent Infringement Exclusion                   of any copyright, unfair competition, or related activities, but does not apply to any Securities Claim. Costs of Defense paid shall reduce the Retention up to $25,000.

           $25,000
-----------------------------------------------------------------------------------------------------------------------
214900     Addition to Section IV. Certified               Excludes coverage for Loss arising out of a Certified or any
           and Other Acts of Terrorism                     Other Act of Terrorism.
           Exclusion

Please note that the title and brief description for each endorsement listed in this binder does not describe the scope or intent of such endorsement. Please read each endorsement carefully.

BioTransplant Incorporated
Building 75, 3rd Avenue
Charlestown Navy Yard                                            May 8, 2003
Charlestown, MA 02129                                            Page 2 of 3

       BINDER FOR DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

Except as may otherwise be expressly provided herein, any coverage provided by this binder is subject to all of the terms and conditions of the DO 21200 7/96 Policy currently issued by Monitor. Upon receipt and review of the Proposal Form and any related information, documentation, or conditions, Monitor reserves the right to cancel, modify or limit the coverage provided by this binder. In the event that Monitor determines that it will not issue a Policy because the Proposal Form and any related information, documentation, or conditions have either not been received or have been received and are unacceptable, then this binder will be null and void from its inception.

The binder may be cancelled at any time by BioTransplant Incorporated by giving written notice of cancellation to Monitor Liability Managers, Inc., 2850 West Golf Road, Suite 800, Rolling Meadows, Illinois 60008-4039. The Insurer shall charge the customary short-rate portion of the premium in the event of cancellation or termination by the insured.

This binder shall terminate automatically upon:

1.   the expiration of the binder (June 7, 2003), or

2. by issuance of a Policy by Monitor Liability Managers, Inc., or by any other insurer providing coverage similar to that described herein.

By:  /s/ Devorah R. Hebior                           Date: May 8, 2003
     --------------------------
         Devorah R. Hebior
         Senior Underwriter

THE HANDLING AND PROCESSING OF ITEMS ASSOCIATED WITH THIS BINDER ARE SEPARATE AND DISTINCT FROM ANY OTHER PRODUCTS OR PROGRAMS OFFERED BY MONITOR LIABILITY MANAGERS, INC. AND/OR CAROLINA CASUALTY INSURANCE COMPANY. IN ORDER TO ASSURE THAT PROPER CREDIT IS GIVEN WITH REGARD TO PAYMENT OF PREMIUM AND/OR OTHER RELATED ITEMS, THE PRODUCER MUST SUBMIT ALL NECESSARY ITEMS DIRECTLY TO:

                        MONITOR LIABILITY MANAGERS, INC.
                        2850 West Golf Road, Suite 800
                      Rolling Meadows, Illinois 60008-4039

BioTransplant Incorporated
Building 75, 3rd Avenue
Charlestown Navy Yard                                            May 8, 2003
Charlestown, MA 02129                                            Page 3 of 3

CAROLINA CASUALTY INSURANCE COMPANY                                Page 1 of 1
8381 Dix Ellis Trail, Jacksonville, Florida 32256

                               ADDITION TO SECTION IV.
                       CERTIFIED ACTS OF TERRORISM EXCLUSION

In consideration of the premium paid for this Policy, it is understood and agreed that:

1. Section IV. Exclusions of this Policy is amended by the addition of the following:

   IV.: based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving any injury or damage arising out of a Certified Act of Terrorism.

2. Solely for the purposes of the provisions of this endorsement, section III. Definitions of this Policy is amended by the addition of the following:

   III.: "Certified Act of Terrorism" means an act that is certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism pursuant to the federal Terrorism Risk Insurance Act of 2002.

         The federal Terrorism Risk Insurance Act of 2002 sets forth the following criteria for a Certified Act of Terrorism.

         a. The act resulted in aggregate losses in excess of $5 million; and

         b. The act is a violent act or an act that is dangerous to human life, property or infrastructure and is committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

Whenever printed in this Endorsement, the boldface type terms shall have the same meanings as indicated in the Policy Form. All other provisions of the Policy remain unchanged.

Insured                               Policy Number
BioTransplant Incorporated            1347564
--------------------------------------------------------------------------------------
Effective Date of This Endorsement    Authorized Representative
Policy Inception
(21200)                                                                 214900 (11-02)
--------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11584

Eligix Incorporated                                     JUDGE: CJK
                Debtor in Possession
_____________________________

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING June 30, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing June 1, 2003 and ending June 30, 2003 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  7/16/03                       DEBTOR(S)-IN-POSSESSION
     ---------------
                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                            (Signature)


                                     -----------------------------------------
                                            (Signature)

                                     Name & Title: Donald B. Hawthorne,
                                                   PRESIDENT & CEO
                                                   ---------------------------
                                                     (Print or type)

                                     Address: 196 Boston Ave.
                                             ---------------------------------
                                              Medford, MA 02155
                                             ---------------------------------

                                     Telephone No.:  781-393-7651
                                                   ---------------------------

                                                           ATTACHMENT 1 (Page 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      Eligix Incorporated Debtor in Possession

CASE NUMBER:    03-11584 CJK

MONTH OF:       June 30, 2003
                    Note 1

3.   BANK ACCOUNTS

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name            (1)  Eligix Inc does not have any bank accounts or Cash under its own name, and it does not have any employees on stand alone operations of its own. Its assets serve to support,
                               and are being developed by, BTI its Corporate parent.

     Account#                  In prepetition period, Eligix Inc. and BTI were reported
                               as a consolidated group for tax & SEC purposes.

BEGINNING BOOK BALANCE

     PLUS: Deposits

     LESS: Disbursements

     Other:
      Transfers In (0ut)

     ______________________

ENDING BOOK BALANCE

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary).

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.);

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

                                                                      FORM OPR-1

CASE NAME: Eligix Inc. Debtor in Possession           COMPARATIVE BALANCE SHEETS

CASE NUMBER:  03-11584                           MONTH ENDED: JUNE 30, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's, Treasury bills, etc.)            _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: Eligix Inc. Debtor in Possession           COMPARATIVE BALANCE SHEETS

CASE NUMBER: 03-11584                              MONTH ENDED: JUNE 30, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES [OPR-4]            -0-    _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

Case Name    Bio Transplant Incorporated Debtor in Possession
Case Number  03-211585 CJK
                 June 30, 2003

Case Name    Eligix Incorporated Debtor in Possession
Case Number  03-211584 CJK

While the cases for Bankruptcy purposes are separate, Bio Transplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               March 31, 2003
                                                                            Consolidated BTI       Eligix          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowance for DA                                                               -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets                                                                                                          -
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               18,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767           25,915
       Pre-Petition Liabilities
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------
           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       164,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
           Total Shareholder's Equity                                              8,851,587        2,052,881        6,798,906
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $     16,048,922   $    2,089,110       13,959,812
                                                                            ==================================================

                                                                                               April 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               15,593,473        1,968,110       13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243          364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                   Retained Earnings                                                                                         -
                   Through Filing Date                                          (153,252,212)                     (153,252,212)
                   Post Filing Date                                                  174,203                           174,203
                   ELIGIX Unadj. Retained Earnings-at Filing Date                   (963,134)               -         (827,892)
                   ELIGIX Unadj. Retained Earnings-Post Filing Date                                 2,059,448       (2,059,448)
                                                                                                     (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               May 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $    2,700,387
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 229,996                           229,996
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900        3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,968,110        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856(A)
           Goodwill                                                                2,621,187                         2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110       13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388          733,849
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805(D)
           Secured Debt                                                                    -           11,553                -(C)
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                           893,130(B)
           Unsecured Debt-received post 2/27/03                                       15,447                            15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662        2,145,919
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050        7,687,141
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                    Retained Earnings                                                                                        -
                    Through Filing Date                                         (153,252,212)                     (153,252,212)(A)
                    Post Filing Date                                                 160,815                           160,815 (F)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                (1,299,310)               -       (1,163,922)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               2,059,448       (2,059,448)
                                                                                                     (135,388)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061        5,968,885
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110    $  13,656,027
                                                                            ==================================================

                                                                                             JUNE 30, 2003
                                                                            CONSOLIDATED BTI           ELIGIX   BTI ONLY
       Cash                                                                 $      2,462,160                    $2,462,160
       Accounts Receivable                                                           179,795           11,900      167,895
       Less allowances for DA                                                              -                             -
       Inventory at Cost                                                             507,475                -      507,475
       Prepaid Expenses and Deposits                                                 213,445                       213,445
       Investments                                                                         -                             -
       Other                                                                                                             -
                                                                                                                         -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,362,875           11,900    3,350,975

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                     7,388,148
           Eligix Assets                                                           1,949,210        1,949,210            -
           Less Accumulated Depreciation                                          (6,172,494)                   (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210     1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000             -
           Intangible Assets                                                       6,142,856                     6,142,856 (A)
           Goodwill                                                                2,621,187                     2,621,187 (A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,298,782        1,968,110   13,330,672
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        700,333   $       17,430      682,803
       Pre-Petion Liabilities                                                                                            -
           Priority Debt                                                              11,805                        11,805 (D)
           Secured Debt                                                                    -           11,553            - (C)
           Unsecured Debt                                                          1,256,199           18,109    1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                       893,130 (B)(F)
           Unsecured Debt-received post 2/27/03                                       21,526                -       21,526
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,181,660           29,662    2,151,998
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                     4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,689,366           47,092    7,642,274
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                    -
           Deferred Compensation                                                    (851,412)                     (851,412)(E)
           Preferred Stock                                                                 -                                -
           Common Stock                                                              256,241                       266,241
           Paid in Capital                                                       162,879,450                   162,879,450
               Retained Earnings                                                                                         -
               Through Filing Date                                              (153,252,212)                 (153,252,212)(A)
               Adj. to RE pre-petition                                               154,736                       154,736 (F),(F1)
               Post Filing Date                                                   (1,577,367)               -    1,438,967
               ELIGIX Unadj. Retained Earnings - at Filing Date                            -        2,059,448   (2,059,448)
               ELIGIX Unadj. Retained Earnings - Post Filing Date                                    (138,430)           -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,609,416        1,921,016    5,686,398
                                                                            --------------------------------------------------
                                                                                           -                             -
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,298,782   $    1,968,110  $13,330,672
                                                                            ==================================================

       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of May 28, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

                                                                      FORM OPR-3

CASE NAME: Eligix Inc. Debtor in possession       SUMMARY OF ACCOUNTS RECEIVABLE

CASE NUMBER: 03-11584                             MONTH ENDED: JUNE 30, 2003

                                                          0-30         31-60          61-90       OVER
                                           TOTAL          DAYS          DAYS          DAYS       90 DAYS
DATE OF FILING 2/27/03                   $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 3/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 4/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 5/31/03                           $   11,900    __________    __________    __________   $   11,900*

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

* Second notices sent out to two customers, representing the above sum.

MONTH: 6/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)           (1)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: Eligix Inc. Debtor in possessions        SCHEDULE OF POSTPETITION LIABILITIES

CASE NUMBER:  03-11584                              MONTH ENDED: JUNE 30, 2003

                                     DATE       DATE       TOTAL      0-30      31-60      61-90      OVER
                                   INCURRED      DUE        DUE       DAYS      DAYS       DAYS      90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax.                   ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        6/30/03    ________   $ 17,430   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
(list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________   $ 17,430   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  ELIGIX INC.                            INCOME STATEMENT

CASE NUMBER 03-11584                               MONTH ENDED:  JUNE 30, 2003

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other: ______________             ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)     ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      Form OPR-5

Case Name       Eligix Inc. Debtor in Possession
Case Number     03-11584 CJK

Month Ended June 30, 2003

                                                            March 31, 2003      April 30, 2003    May 31, 2003      June 30, 2003
Net Revenue                                                 $            -      $            -    $            -    $           -

Cost of Goods Sold
                  Materials
                  Labor-Direct
                  Manufacturing OH
                  Total Cost of Goods Sold

Gross Profit                                                             -                   -                 -

Operating Expenses

                  Selling and Marketing                                  -                   -                 -
                  General and Administrative                         6,767             128,476(A)            145            3,042
                  Other

                  Total Operating Expenses                           6,767             128,476               145            3,042

INCOME BEFORE INTEREST, DEPRECIATION, TAXES
OR EXTRAORDINARY EXPENSES                                            6,767             128,476               145            3,042

Interest Expense                                                         -

Depreciation                                                             -                   -                 -

Income Tax Expense (Benefit)                                             -                   -                 -(B)

Extraordinary Income(Expense)                                            -                   -                 -

Interest Income                                                          -                   -                 -
                                                            --------------      --------------    --------------    -------------
Net Income (Loss)                                           $       (6,767)     $     (128,476)   $         (145)   $      (3,042)
                                                            ==============      ==============    ==============    =============

(A) Includes $121,000 of expenses due to forfeiture of Medford facility lease cash deposit court approved settlement.

(B) As of May 28, 2003, Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. Bio Transplant Incorporated has not closed its December 31, 2002 accounting records.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME:    Eligix Inc.                  STATEMENT OF SOURCES AND USES OF CASH

CASE NUMBER:  03-11584                     MONTH ENDED: JUNE 30, 2003

Please see attached


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

 Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH(A)       ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

  Inventory                        ________   ________   ________   ________   ________   ________   ________   _______   _______

  Prepaid Expenses & Deposits      ________   ________   ________   ________   ________   ________   ________   _______   _______

  Property, Plant & Equipment      ________   ________   ________   ________   ________   ________   ________   _______   _______

  Other                            ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH(B)        ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                      ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        ELIGIX INCORPORATED, DEBTOR IN POSSESSION

CASE NUMBER      03-11584 CJK

Month Ended June 30, 2003

                      STATEMENT OF SOURCES AND USES OF CASH

                                                           MARCH 31,2003    APRIL 30,2003      MAY 31,2003          JUNE 30, 2003
SOURCES OF CASH
             Income (Loss) From Operations                 $      (6,767)   $    (128,476)    $        (145)        $ (3,042)
             Add: Depreciation, Amortization
             & Other Non-Cash Items

OPERATIONS
  Add:       Decrease in Assets:
             Accounts Receivable                                       -                -                 -
             Inventory                                                 -                -                 -
             Prepaid Expenses & Deposits                               -                -                 -
             Property, Plant and Equipment                             -                -                 -
             Other                                                     -                -                 -

             Increase in Liabilities
             Pre-Petition Liabilities                                  -                -                 -
             Post Petition Liabilities                                 -                -                 -

             TOTAL SOURCES OF CASH(A)                             (6,767)        (128,476)             (145)          (3,042)

USES OF CASH
             Increase in Assets:
             Accounts Receivable                                       -                -                 -
             Inventory                                                 -                -                 -
             Prepaid Expenses & Deposits                               -                -                 -
             Property, Plant and Equipment
             Other                                                     -                -                 -

             Decrease in Liabilities
             Pre-Petition Liabilities                                  -                -                 -
             Post Petition Liabilities                                 -                -                 -

             TOTAL USES OF CASH(B)                                     -                -                 -

NET SOURCE (USE) OF CASH (A-B=NET)                         $      (6,767)   $    (128,476)    $        (145)        $ (3,042)

CASH-BEGINNING BALANCE                                     $           -    $           -     $           -                -
CASH_ENDING BALANCE                                        $           -    $           -     $           -                -

NOTE: Eligix incorporated is a wholly owned subsidiary of BioTransplant Incorporated.
Eligix Incorporated does not have any cash, all its expenses are paid for by BioTransplant Incorporated. BioTransplant Incorporated presents its financials on a consolidated basis.